THE MANAGERS FUNDS:
                    MANAGERS GLOBAL BOND FUND
               MANAGERS INTERNATIONAL EQUITY FUND
                SUPPLEMENT DATED MARCH 8, 2002
   TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                       DATED MAY 1, 2001

The information in this supplement supersedes any information to the contrary relating to Managers Global
Bond Fund and Managers International Equity Fund in the
Funds' Prospectus and Statement of Additional Information dated May 1, 2001.

MANAGERS GLOBAL BOND FUND

     Effective March 8, 2002, Loomis, Sayles & Company,
L.P. ("Loomis, Sayles"), located at One Financial Center,
Boston, Massachusetts, replaced Rogge Global Partners, plc
("Rogge") as the sub-adviser for Managers Global Bond Fund.
Loomis, Sayles will be paid 0.35% per annum on the first
$20 million of the average daily net assets and 0.25% per annum thereafter (i.e., the same fee rate as was previously paid to Rogge for managing the Fund).

     As of December 31, 2001, Loomis, Sayles had approximately $64.6 billion in assets under management.
Kenneth M. Buntrock is the portfolio manager for the Fund.
He is a Vice President and Portfolio Manager at Loomis,
Sayles.  He joined Loomis, Sayles in 1997.


MANAGERS INTERNATIONAL EQUITY FUND

     Effective March 8, 2002, Alliance Capital Management
L.P., operating through its Bernstein Investment Research and Management unit, ("Bernstein"), located at 1345 Avenue of the Americas, New York, New York, replaced Lazard Freres
Co. LLC ("Lazard") as a sub-adviser for Managers
International Equity Fund. Bernstein will be paid 0.50% per annum of the average daily net assets that Bernstein manages (i.e., the same fee rate as was previously paid to Lazard for managing the Fund).

     Bernstein utilizes a value approach whereby it seeks to identify companies whose shares are available for less than what it considers to be fair value. Bernstein uses a proprietary return model based on fundamental analysis of businesses in order to identify companies with the most attractive value attributes.

     As of December 31, 2001, Alliance Capital Management
L.P. had approximately $455 billion in assets under management. Andrew S. Adelson is the portfolio manager for the Fund. He is the Chief Investment Officer of Global
Value Equities.  Mr. Adelson has been with Bernstein since
1980.

March 8, 2002

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                    THE MANAGERS FUNDS
              MANAGERS EMERGING MARKETS FUND
              SUPPLEMENT DATED MARCH 8, 2002
   TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                    DATED MAY 1, 2001

The information in this supplement supersedes any information to the contrary relating to Managers Emerging
Markets Fund (the "Fund") in the Fund's Prospectus and
Statement of Additional Information dated May 1, 2001.

FEES AND EXPENSES OF THE FUND
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY
IF YOU BUY AND HOLD SHARES OF THE FUND.

FEES AND EXPENSES

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of the offering price              None
Maximum Deferred Sales Charge (Load)                  None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions          None
Maximum Account Fee                                   None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)


Management Fee                                       1.15%
Distribution (12b-1) Fees                            0.00%
Other Expenses                                       1.33%
                                                     -----
Total Annual Fund Operating Expenses                 2.48%
Fee Waiver and Reimbursement                        (0.49%)1
                                                     ------
Net Annual Fund Operating Expenses                   1.99%
                                                     =====



  The Managers Funds LLC has agreed to limit Total Annual
Fund Operating Expenses for Managers Emerging Markets Fund
(exclusive of taxes, interest, brokerage costs and extraordinary items) to 1.99% of the Fund's average daily net assets until at least May 1, 2003 subject to later reimbursement by the Fund in certain circumstances.

EXAMPLE
The following Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:



1 YEAR		3 YEARS 	5 YEARS 	10 YEARS
------            -------     -------     --------
$202               $700        $1,251      $2,755


The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least May 1, 2003, to waive fees and pay or reimburse Managers Emerging Markets
Fund to the extent total expenses of the Fund (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 1.99% of the Fund's average daily net assets. The
Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed
1.99% of the Fund's average daily net assets.

                     2
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